UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2025

180 LIFE SCIENCES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 El Camino Real, Bldg. 4, Suite 200 Palo Alto, CA	94306
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 507-0669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATNF	The NASDAQ Stock Market LLC
Warrants to purchase shares of Common Stock	ATNFW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On, and effective on, April 6, 2025 (the “Effective Date”), 180 Life Sciences Corp. (the “Company”, “we” and “us”), entered into a Confidential Settlement Agreement and Release (the “Settlement Agreement”) with AmTrust International Underwriters DAC (“AmTrust”), and its wholly-owned subsidiary, AmTrust Financial Services, Inc. (“AFSI”). Pursuant to the Settlement Agreement, the Company and AmTrust agreed to resolve certain ongoing litigation and disputes relating to the Company’s pre-merger directors’ and officers’ insurance policy, as previously disclosed (the “Coverage Action”).

Pursuant to the terms of the Settlement Agreement, the Company agreed to (i) pay AmTrust a cash payment of $250,000 (the “Settlement Sum”) within 20 days of the Effective Date, and (ii) issue AFSI 509,707 shares of the Company’s common stock, par value $0.0001 per share (the “Settlement Shares”), within three business days of the Effective Date. The Settlement Shares were valued at $575,000 (the “Shares Value”), based on the volume-weighted average price of the Company’s common stock over the 30 trading days preceding the Effective Date and are subject to customary anti-dilution protections, including adjustments for stock splits, combinations, and stock dividends.

Within ten days after delivery of both the Settlement Sum and the Settlement Shares, the parties have agreed to file a joint stipulation of dismissal with prejudice of the Coverage Action.

In connection with the settlement, the Company and AmTrust provided each other broad mutual releases of all claims, known and unknown, arising out of or relating to, among other things, the Coverage Action, certain claims relating to a Securities and Exchange Commission (SEC) investigation of certain of the Company’s per-merger officers, including Dr. Marlene Krauss, a lawsuit filed by the Company against Dr. Krauss, certain cross claims made by the Company against AmTrust, and related insurance claims and matters, including any claims for bad faith, breach of the implied covenant of good faith and fair dealing, or alleged unfair insurance practices. These releases extend to affiliates, officers, directors, employees, agents, and other related parties of both entities. The Settlement Agreement expressly provides that it does not release the parties from obligations arising under the Settlement Agreement itself.

In connection with the issuance of the Settlement Shares and pursuant to the Settlement Agreement, the Company agreed to provide AFSI with certain registration rights. Specifically, the Company is obligated to use commercially reasonable efforts to file a registration statement on Form S-1 (or Form S-3, if available) with the SEC within 45 days of the Effective Date to register the resale of the Settlement Shares (the “Resale Registration Statement”). The Company has further agreed to use commercially reasonable efforts to cause the Resale Registration Statement to be declared effective within 60 days following the Effective Date, or, in the event of SEC notice that the Registration Statement will not be reviewed, by the third business day thereafter.

The Company is required to keep the Resale Registration Statement continuously effective until such time as AFSI no longer holds any Settlement Shares, and to bear all related costs and expenses in connection with such registration, excluding AFSI’s legal fees. Additionally, the Company must provide legal opinion coverage at its expense, if necessary, to enable AFSI to rely on Rule 144 resale exemptions after six months.

If the Company fails to file or cause the Resale Registration Statement to become effective within 105 days after the Effective Date, if the prospectus included in the registration statement can no longer be relied upon, or if the Company fails to maintain the effectiveness of the Resale Registration Statement (each, a “Registration Statement Failure Event”), the Company is required to pay liquidated damages equal to 3.0% of the Shares Value for each such failure and for each month such failure continues, subject to a cap of 33.0% of the Shares Value.

The Settlement Agreement included customary representations and warranties of the parties, including representations from AFSI confirming its status as an accredited investor.

The foregoing summary of the Settlement Agreement is a summary only and is qualified in its entirety by reference to the Settlement Agreement, a copy of which is attached hereto as Exhibit 10.1  and is incorporated into this Item 1.01 by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the 509,707 Settlement Shares is hereby incorporated by reference into this Item 3.02. The Settlement Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), since the offer and sale of such shares did not involve a public offering and the recipient was an “accredited investor”. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing offer and we paid no underwriting discounts or commissions. The securities are subject to transfer restrictions, and the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Confidential Settlement Agreement and Release dated April 6, 2025, between 180 Life Sciences Corp., AmTrust International Underwriters DAC and AmTrust Financial Services, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

180 LIFE SCIENCES CORP.

Date: April 9, 2025	By:	/s/ Blair Jordan
Blair Jordan
Chief Executive Officer

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